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                                                                Exhibit 23


                     WESTERN UNION INTERNATIONAL, INC.
             401(k) PLAN FOR COLLECTIVELY BARGAINED EMPLOYEES
                              EIN: 13-1989550



                    CONSENT OF INDEPENDENT ACCOUNTANTS
                   -----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-35339) of MCI Communications Corporation of our report dated June 10, 1993, appearing on page 3 of this Form 11-K.


PRICE WATERHOUSE

Washington, D.C.
June 28, 1994